UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                           SCHEDULE 14C INFORMATION

                             Information Statement
                           Pursuant to Section 14(c)
                     of the Securities Exchange Act of 1934


Filed by the registrant  |X|

Filed by a party other than the registrant  |_|

Check the appropriate box:

|X|  Preliminary information statement      |_|  Confidential, for use of the
     Commission                                  Only (as permitted by
                                                 Rule 14a-6(e)(2))

|  |  Definitive information statement
|_ |  Definitive additional materials
|_ |  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                               ALBARA CORPORATION
                (Name of Registrant as Specified in its Charter)

  (Name of Person(s) Filing Information Statement, if Other Than the Registrant)

               Payment of Filing Fee (Check the appropriate box):


|X|No fee required.

|_|Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


(1)Title of each class of securities to which transaction applies:


(2)Aggregate number of securities to which transaction applies:


(3)Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


(4)Proposed maximum aggregate value of transaction:


(5)Total fee paid:

|_|Fee paid previously with preliminary materials:

|_|Check box if any part of the fee is offset as provided by Exchange  Act
   Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)Amount Previously Paid:

(2)Form Schedule or Registration Statement No.:

(3)Filing Party:

(4)Date Filed: November 10, 1999

By Order of the Board of Directors

Barbara Provencher
Secretary

Conroe, Texas
November __, 1999

MANAGEMENT HOPES THAT STOCKHOLDERS WILL ATTEND THE MEETING. YOUR COOPERATION WILL BE APPRECIATED. STOCKHOLDERS WHO ATTEND THE MEETING MAY VOTE THEIR STOCK PERSONALLY, OTHERWISE YOUR VOTE WILL NOT BE COUNTED.


                               ALBARA CORPORATION

                               November __, 1999

To the Stockholders of
ALBARA CORPORATION:

Dear Fellow Shareholders:

     Attached please find a notice of annual meeting of the stockholders of ALBARA CORPORATION (hereinafter referred to as "ALBARA" and/or the "Company"), that will be held at the ALBARA headquarters, 610 South Frazier, Conroe, Texas 77301, on ______________, 1999, at 10:00 a.m., Central Daylight Time
("CDT").

The purpose of this meeting is to consider, discuss, vote and act upon the following:

(i) restating and amending the Company's Articles of Incorporation in order to change its name from ALBARA CORPORATION to "LEAPFROG SMART PRODUCTS, INC." ("name change"), effect a 1-for-10 (1:10) reverse stock split in the outstanding shares of ALBARA common stock, no par value (Common Stock") ("stock split"), increase the number of authorized shares of Common Stock to thirty million (30,000,000);

(ii) electing a new Board of Directors;

(iii)restating and amending the Company's incentive stock option plan; and

(iv) approving all past transactions conducted by the current and past officers and directors.

Page 2
Albara Shareholders
November __, 1999
______________________

Certain officers, directors and affiliates of ALBARA who own in excess of 50.00% of the outstanding voting shares of the Company have advised the Company that they intend to vote in favor of each item set forth above. Consequently, the proposals will be approved at the annual meeting of stockholders.

     If there are any questions or any further information is required with respect to the meeting and the transactions contemplated thereby, please contact me at (409) 441-2650 or Mark T. Thatcher, Esq., Nadeau & Simmons, P.C., 1250 Turks Head Building, Providence, RI 02903 401-272-5800.


                              Warmest regards,

                              /s/ Real Provencher

                              REAL PROVENCHER,
                              Chairman


DATED: November __, 1999

                                 PRELIMINARY COPY

                                ALBARA CORPORATION
                                610 SOUTH FRAZIER
                               CONROE, TEXAS 77301

--------------------------------------------------------------------------------

                     NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

--------------------------------------------------------------------------------

                                ALBARA CORPORATION

                          Dated as of November __, 1999
______________________________________________________________________________

To the Stockholders of ALBARA:

Pursuant to the provisions of the Colorado Business Corporation Act, the undersigned, being the Secretary of ALBARA CORPORATION, provides that:
______________________________________________________________________________

Notice is hereby given that the annual meeting (the "Meeting") of the stockholders of ALBARA CORPORATION (hereinafter referred to as "ALBARA" and/or the "Company"), a Colorado corporation, will be held at the Company headquarters, 610 South Frazier Conroe, Texas 77301, on ________________, 1999, at 10:00 a.m., Central Daylight Time ("CDT").
______________________________________________________________________________
The purpose of the Meeting is to consider and to act upon the following proposals ("Proposals"):

(i) restating and amending the Company's Articles of Incorporation in order to change its name from ALBARA CORPORATION to "LEAPFROG SMART PRODUCTS, INC." ("name change"), effect a 1-for-10 (1:10) reverse stock split in the outstanding shares of ALBARA common stock, no par value (Common Stock") ("stock split"), increase the number of authorized shares of Common Stock to thirty million (30,000,000);

(ii) electing a new Board of Directors;

(iii)restating and amending the Company's incentive stock option plan; and

(iv) approving all past transactions conducted by the past officers and directors.

Certain officers, directors and affiliates of the Company own in excess of 50.00% of the Voting Shares of the Company and have advised the Company that they intend to vote in favor of the Proposals. Consequently, the Proposals will be approved at the Meeting.

Upon the approval of the Proposals, the Company and LEAPFROG will immediately file appropriate Articles of Merger, in accordance with Colorado and Florida law, to effect the Merger and change in the issued and outstanding common stock of ALBARA. The Merger will become effective upon the filing of such Articles. Upon the filing, and without any further action being required by the Company and LEAPFROG, each ALBARA shareholder will maintain a resulting equity position in accordance with the stock split as outlined above.

The Board of Directors of the Company believes that the Proposals will be in the best interest of ALBARA stockholders.

If there are any questions or further information is required with respect to the Proposals, please contact Real Provencher at P.O. Box 541, Texas 77301-0541, 409-441-2650.

                              By order of the Board of Directors,

                              /s/ Barbara Provencher

                              ___________________________________
                              BARBARA PROVENCHER,
                              Secretary

DATED: November __, 1999

               __________________________________________________

                             INFORMATION STATEMENT

                  ANNUAL AND SPECIAL MEETING OF STOCKHOLDERS
                         To be held November __, 1999

               __________________________________________________



                              ALBARA CORPORATION
                              610 SOUTH FRAZIER
                              CONROE, TEXAS 77301

                               November __, 1999


GENERAL INFORMATION


This Information Statement is furnished in connection with an Annual Meeting of Stockholders called by the Board of Directors (the "Board") of Albara Corporation ("Albara"), to be held at 610 South Frazier, Conroe, Texas 77301, at 10:00 a.m. local time on ________________, 1999, and at any and all postponements, continuations or adjournments thereof (collectively the "Meeting"). This Information Statement and the accompanying Notice of Annual Meeting will be first mailed or given to Albara's stockholders on or about November __, 1999.

All shares of Albara's common stock, no par value, and all shares of Preferred Series C stock, no par value, (the "Voting Shares") represented in person will be eligible to be voted at the Meeting.



                  WE ARE NOT ASKING FOR A PROXY AND YOU ARE
                      REQUESTED NOT TO SEND US A PROXY.

ITEM 1.  DATE, TIME AND PLACE INFORMATION

The enclosed information statement is provided by the Board of Albara for use at the Annual Meeting of Stockholders to be held at the Company's headquarters at 610 South Frazier, Conroe, Texas 77301 at 10:00 a.m. on ________________
__, 1999, and at any adjournment or adjournments thereof.

Stockholders of record at the close of business on November 19, 1999 (the "Record Date") will be entitled to vote at the meeting or any adjournment or adjournments thereof. On that date the Company had outstanding 2,061,503 shares of Common Stock entitled to one (1) vote per share and 185 shares of Preferred Series C entitled to 9,037 votes per share (the "Voting Shares"). The affirmative vote of the holders of a majority of the Company's Voting Shares is required to approve each of the Proposals.

The presence of the holders of a majority of the issued and outstanding shares of Voting Shares voting as a single class, entitled to vote at the meeting is necessary to constitute a quorum for the transaction of business at the meeting.

BACKGROUND INFORMATION

A Plan and Agreement of Merger (the "Agreement") was executed on October 25, by and among Albara, Leapfrog Merger, Inc., a Florida Company and a directly held, wholly-owned subsidiary of Albara ("Albara Subsidiary" or "Merger Surviving Company") and Leapfrog Smart Products, Inc., a Florida Company ("Leapfrog"), and Real Provencher ("Provencher"), who joined in the execution of the Agreement for the purpose of making certain covenants regarding the transaction contemplated therein.

Albara is a Company duly organized and validly existing under the laws of the state of Colorado, with its registered office at 1560 Broadway, Denver, Colorado 80202 and its principal executive office at 610 South Frazier, Conroe, Texas 77301; and

Albara Subsidiary is a Company duly organized and validly existing under the laws of the State of Florida, with its registered office located in the city of Orlando, County of Dade, State of Florida, and its principal executive office at 545 Delaney Avenue, Bldg. 2, Orlando, Florida 32801; and

Leapfrog is a Company duly organized and validly existing under the laws of the state of Florida, with its registered office located in the city of Orlando, County of Dade, State of Florida, and its principal executive office at 545 Delaney Avenue, Bldg. 2, Orlando, Florida 32801; and

The respective boards of directors of Albara, Albara Subsidiary and Leapfrog deemed it desirable and in the best interests of their respective Companies, for Albara to acquire the outstanding capital stock of Leapfrog by merging Leapfrog into Albara Subsidiary in exchange for the issuance of shares of the common stock of Albara (together with other consideration provided for therein) and have proposed, declared advisable and approved such merger (the "LEAPFROG Merger") pursuant to the Agreement, which Agreement has been duly approved by resolutions of the respective boards of directors of Albara, Albara Subsidiary and Leapfrog. The stockholders of Albara will not consider the Merger although enactment of this Proposal One is required in order for the parties to consummate the Merger.


                                 PROPOSAL ONE
                    AMENDMENT TO ARTICLES OF INCORPORATION

The Board of Directors has unanimously approved, and recommends for shareholder approval, the restatement and amendment of the Company's Articles of Incorporation in order to change the Company's name to "Leapfrog Smart Products, Inc.", amending the Company's Articles of Incorporation to effect a 1-for-10 (1:10) reverse stock split in Albara common stock ("stock split"); and amending the Company's Articles of Incorporation to increase the number of common shares authorized from 6,666,667 to 30,000,000; Approval of the restatement and amendment will not result in any other material amendment or change to the Company's Articles of Incorporation. The restatement and amendment is required in conjunction with the Company's acquisition of Leapfrog.


                                 PROPOSAL TWO
                            ELECTION OF DIRECTORS

At the Meeting of stockholders, the successors to the Board of Directors whose terms expire at that meeting will be elected for a term of office, such term to commence on the effective date of the Merger The nominee directors who are chosen to fill vacancies on the Board shall hold office until the next election for which those nominee directors are chosen, and until their successors are duly elected by the stockholders.

The following table sets forth the ages of and positions and offices presently held by each nominee director of the Company. For information about ownership of the Company's Voting Securities by each nominee director, see "BENEFICIAL OWNERSHIP OF VOTING SECURITIES."


                                   Date First
                                   Became          Positions and Offices
Name                     Age       Director        With the Company
--------------------     ----      ----------      ----------------------
Ron Breland*                       N/A             None
Washington, D.C.

Dr. William Campion*               N/A             None
El Paso, Texas

Jim Grebey*                        N/A             None
Orlando, Florida

Dale Grogan*                       N/A             None
Orlando, Florida

Bob Hartnett*                      N/A             None
Orlando, Florida

George MacKay*                     N/A             None
Maitland, Florida

Randall Schrader*                  N/A             None
Philadelphia, Pennsylvania

Bruce Starling*                    N/A             None
Orlando, Florida

Van Staton*                        N/A             None
Ocala, Florida

George Stuart*                     N/A             None
Orlando, Florida

Randolph Tucker*                   N/A             None
Orlando, Florida
------------------------------------------------------
    *Nominees for election at this meeting.

                                 PROPOSAL NO. 3

                    AMENDMENT TO INCENTIVE STOCK OPTION PLAN

On February 26, 1988, the Company adopted an Incentive Stock Option Plan (the "Plan"), under which options granted are intended to qualify as "incentive stock options" under Section 422A of the Internal Revenue Code of 1986, as amended (the "Code"). The Plan was further modified by vote of the Company's shareholders at the annual Company shareholder's meeting which was held on June 3, 1989. The purpose of this Plan is to advance the interests of the Company and its stockholders by helping the Company obtain and retain the services of employees upon whose judgment, initiative and efforts the Company is substantially dependent, and to provide those persons with further incentives to advance the interests of the Company.The Board of Directors has unanimously approved, and recommends for shareholder approval, the restatement and amendment of the Company's Incentive Stock Option Plan in order to increase the aggregate number of shares that may be issued pursuant to this Plan from 166,667 to 350,000 restricted shares and change the Plan such that options granted by the Board of Directors shall be subject to the limitation that (i) the exercise price cannot be less than 110% of the market value of the Common Stock on the date of the grant; (ii) no option can have a term in excess of 5 years measured from the grant date; (iii) no option may vest in a period of less than eighteen (18) months from the grant date; (iv) all options granted to an individual shall expire 30 days after the termination of employment, with or without cause, from the Company; and (v) options once granted by the Board of Directors may not have their terms altered in any way but may by mutual consent with the option holder be canceled.


ITEM 2.  REVOCABILITY OF PROXY

Not Applicable


ITEM 3.  DISSENTERS' RIGHT OF APPRAISAL

Not Applicable


ITEM 4.  PERSONS MAKING THE SOLICITATION

The enclosed information statement is distributed by the Board of Directors (the "Board of Directors") of Albara. The cost of distribution will be borne by the Company. In addition to the distribution by mail, officers and employees of the Company may distribute in person. The Company may reimburse brokers or persons holding stock in their names, or in the names of their nominees, for their expenses in sending the information statement to the beneficial owners.

ITEM 5.  INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

Not Applicable


ITEM 6.  VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

BENEFICIAL OWNERSHIP OF VOTING SECURITIES

The following table sets forth certain information regarding beneficial ownership of Common Stock as of November 1, 1999 by (i) each person known by the Company to own beneficially more than 5% of the outstanding Common Stock,
(ii) each director, and (iii) all executive officers and directors as a group. Each person has sole voting and sole investment or dispositive power with respect to the shares shown except as noted.

                                                     PREFERRED
                                                     STOCK
                            COMMON STOCK             SERIES C
                            ----------------         ----------------
Name and address            # of        % of         # of        % of
of beneficial owner(1)      shares      Class        Shares      Class
----------------------      -------     -----        ------      ------

Barbara A. Provencher(3)            0    0                  0      0
610 South Frazier
Conroe, Texas 77301

Real Provencher (2)         1,091,370   53%               185    100%(a)
610 South Frazier
Conroe, Texas 77301


                                                      PREFERRED
                                                      STOCK
                            COMMON STOCK              SERIES C
                            -----------------         -------------------
Name and address            # of        % of          # of       % of
of beneficial owner(1)      shares      Class         Shares     Class
-------------------------  ----------  --------       --------   ---------

All Executive Officers     1,091,370   53%                 185   100%(a)
and Directors as a
Group  (2 persons)



Voting Control
---------------------------

                           Percent of                   Total Votes in
                           Number of Votes in Matters   Matters Submitted to
Name                       Submitted to Shareholders    Shareholders
--------------------------------------------------------------------------------
Real  Provencher2,           763,272(a)                 74%

Barbara A. Provencher              0                     0

All Executive Officers
and Directors as a Group   2,763,272(a)                 74%
(2 persons)

(a) Each share of Series C Convertible Preferred Stock has the right to 9,037 votes, in all matters that come before the shareholders. Mr. Provencher is the owner of all of the issued and outstanding shares of Series C Convertible Preferred Stock.

(1) The Company currently has two series of Preferred Stock: Series C, and Series F Convertible Preferred Stock. The shares of Series F
Convertible Preferred Stock do not have any voting rights. None of the issued and outstanding shares of Series F Convertible Preferred
Stock are owned or beneficially held by a director, officer or person known by the Company to be a beneficial owner of more than five percent of any class of equity stock of the Company as of the date hereof.



(2) The amounts of Common Stock listed do not include shares of Common Stock to be received upon conversion of the Series C Convertible Preferred Stock.

(3) Ms. Provencher owns, as community property, one half of the shares of stock set forth beside the name of her husband, Mr. Provencher, and may be deemed the beneficial owner of such shares.


Management of Albara has advised that they may acquire additional shares of Albara Common Stock from time to time in the open market at prices prevailing at the time of such purchases.

PRICE RANGE OF COMMON STOCK

During the 1997 through 1999 period, the Company's common stock traded on the over-the-counter market and was quoted in the National Quotation Bureau, Inc.'s "Pink Sheets" and "Bulletin Board". The range of high and low bid quotations for the Common Stock for the two most recently completed fiscal
years and the current fiscal year are provided below.   The volume of trading
in the Company's Common Stock has been limited and the bid prices as reported may not be indicative of the value of the Common Stock or of the existence of an active trading market. These over-the-counter market quotations reflect inter-dealer prices without retail markup, markdown or commissions and may not necessarily represent actual transactions.


1997 Fiscal Year       High Bid        Low Bid
----------------       ----------      -----------
First Quarter          $   0.18        $ 0.09
Second Quarter         $   0.18        $ 0.09
Third Quarter          $   0.18        $ 0.09
Fourth Quarter         $   0.09        $ 0.01

1998 Fiscal Year
----------------
First Quarter          $   0.01        $ 0.01
Second Quarter         $   0.01        $ 0.01
Third Quarter          $   0.01        $ 0.01
Fourth Quarter         $   0.05        $ 0.04



1999 Fiscal Year       High Bid        Low Bid
----------------       ----------      ---------

First Quarter          $   0.09        $ 0.04
Second Quarter         $   0.09        $ 0.01
Third Quarter          $   0.43        $ 0.01


On November 1, 1999, the reported bid for the Company's Common Stock was $0.34. The number of record holders of the Company's Common Stock on November 1, 1999, was 183.

The Company has never paid dividends with respect to the Common Stock and currently does not have any plans to pay cash dividends in the future.
There are no contractual restrictions on the Company's present or future ability to pay dividends. Future dividend policy is subject to the discretion of the Board of Directors and is dependent upon a number of factors, including future earnings, capital requirements and the financial condition of the Company. The payment of future dividends will also be restricted to the extent of $20,000 in liquidation preference inuring to the benefit of the holders of the Company's Series F Preferred Stock. The Colorado Business Corporation Act provides that a corporation may not pay dividends if the payment would reduce the remaining net assets of the corporation below the corporation's stated capital plus amounts constituting a liquidation preference to other security holders.

COMPLIANCE WITH SECTION  16(a)

Section 16(a) ("Section 16(a)") of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires executive officers and directors, and persons who beneficially own more than ten percent (10%) of the Company's Common Stock,to file initial reports on Form 3, reports of changes in ownership on Form 4 and annual statements of changes in beneficial ownership on Form 5 with the Securities and Exchange Commission ("SEC") and any national securities exchange on which the Company's securities are registered. Executive officers, directors and greater than ten percent (10%) beneficial owners are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on a review of the copies of such forms furnished to the Company and representations from the Company's executive officers and directors, the Company believes that all Section 16(a) filing requirements applicable to its executive officers, directors and greater than ten percent (10%) beneficial owners were complied with for Fiscal 1998.

ITEM 7.  DIRECTORS AND EXECUTIVE OFFICERS

The Board of Directors met three (3) times during Fiscal 1999 and also met informally on a number of occasions, voting on corporate actions by written consent. All of the Company's directors attended all of the meetings of the Board of Directors in Fiscal 1999 during the period for which they were directors.

THE DIRECTORS AND EXECUTIVE OFFICERS

The directors and executive officers of the Company, their ages and positions held in the Company are as follows:


Name                    Age    Position with the Company       Since
---------------------   ----   -------------------------       -------------


Barbara A. Provencher   42     Secretary and Director          Nov. 1988

Real Provencher         46     President, Chief Executive      Nov. 1988
                               Officer, Chief Financial
                               Officer, Director

All directors of the Company will hold office until the next annual meeting of the shareholders and until their successors have been elected and qualified.

The officers of the Company are elected by the Board of Directors at the first meeting after each annual meeting of the Company's shareholders, and hold office until their successors are elected and shall have qualified, or until resignation or removal from office.

Summary of Experience and Responsibilities
-------------------------------------------------------------
Real Provencher - Mr. Provencher has served as President, Chief Executive Officer, Chief Financial Officer and Director of the Company since
November 1988, of Hardware That Fits since August 1989 and of Helix Technologies since March 1992. In addition to his responsibilities as President, Mr. Provencher owns and operates a franchise called "The Alternative Board" specializing in small business consulting and CEO coaching. Mr. Provencher possesses a Master of Management Science degree from Stevens Institute of Technology, as well as Bachelor and Master degrees in Civil Engineering from Tufts University.

Barbara A. Provencher- Ms. Provencher was elected as a director of the Company in November 1988 and has been employed as a sales manager by the Company's former subsidiary, Hardware That Fits, from August 1989 through March, 1995. Since 1995, Ms. Provencher has owned and operated a privately held company called "Rolisher & Associates, Inc." which specializes in direct marketing of services to consumers on a national basis. Ms. Provencher is the wife of Mr. Provencher.

Compliance  with  Section  16(a)  of  the  Securities  Exchange  Act  of  1934
--------------------------------------------------------------------------------
Section 16(a) of the Exchange Act, requires the Company's officers, directors and persons who beneficially own more than ten percent of the Common Stock to file reports of securities ownership and changes in such ownership with the Securities and Exchange Commission. Officers, directors and greater than ten percent beneficial owners also are required by rules promulgated by the Securities and Exchange Commission to furnish the Company with copies of all Section 16(a) forms they file.

Based solely upon review of the copies of such forms furnished to the Company, or written representations that no Form 5 filings were required, the Company believes that during 1996 all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with except that Mr. Provencher inadvertently failed to file a Form 4 with the Securities and Exchange Commission on a timely basis with respect to the conversion in October of 50 shares of Series E Convertible Preferred stock into 66,667 shares of Common Stock. A Form 4 regarding such transaction was filed by Mr. Provencher in May, 1999.

COMMITTEES OF THE BOARD

The Board of Directors delegates certain of its authority to a Compensation Committee and an Audit Committee. There are currently vacancies on both of these committees. The Board expects to fill such vacancies after it has filled the vacancies on the Board of Directors.

The primary function of the Compensation Committee will be to review and make recommendations to the Board with respect to the compensation, including bonuses, of the Company's officers and to administer the Company's proposed Incentive Stock Option Plan.

The function of the Audit Committee is to review and approve the scope of audit procedures employed by the Company's independent auditors, to review and approve the audit reports rendered by both the Company's independent auditors and to approve the audit fee charged by the independent auditors. The Audit Committee will report to the Board of Directors with respect to such matters and recommends the selection of independent auditors.

BOARD AND COMMITTEE ATTENDANCE

In the 1998 fiscal year, the Board of Directors held four meetings. All directors attended more than 75% of the aggregate of board and committee meetings held during the 1998 fiscal year.



      (THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK)

ITEM 8.  COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

                        SUMMARY COMPENSATION TABLE

                                Long Term Compensation
________________________________________________________________________________
  Annual Compensat.                   Awards             Payouts
________________________________________________________________________________
(a)        (b)    (c)       (d)      (e)     (f)       (g)    (h)     (i)
                                     Other   Rest.                    All
Name and                             Annual  Stock             LTIP   Other
Principal  Calend.                   Comp.   Award(s)  Opt.    P/outs Comp.
Position   Year   Salary    Bonus($) ($)     ($)       SARs(#) ($)    ($)
_____________________________________________________________________________
Real
Provencher 1998   $120,000  0        -       0         -
Chief
Executive  1997    120,000  0        -       0         -
Officer    1996    120,000  0        -       0         -

Robert
Shumate(2) 1996    106,000  0        -       0         -
President,
Helix
Technologies
[FN]
(1) Excludes perquisites and other benefits, unless the aggregate amount of such compensation is the lessor of $50,000 or 10% of the total of annual salary and bonus reported for the named executive officer.

(2) Mr. Shumate resigned from the Company in August, 1997.

License Agreement
---------------------------
In July 1989, the Company entered into a license agreement with Mr. Provencher, President of the Company, covering the license of the tradenames "Software That Fits", "Hardware That Fits" and "Software and Hardware That Fits" by the Company during a ten year period for the sum of $120,000 to be paid monthly at the rate of $1,000 per month. In 1996, and 1997, Mr. Provencher was paid $12,000 per year in connection with this
license agreement.   This cash license fee was in addition to the compensation
shown above. This liability was retained by the Company's former subsidiary when it was disposed of on December 31, 1997. Therefore, no payment was made by the Company to Mr. Provencher in 1998 in connection with this obligation.

Accrued and unpaid Compensation
------------------------------------------------

At December 31, 1996, 1997 and 1998, the unpaid but accrued balance associated with salaries, bonus and vacation was approximately $51,000, $75,000 and $142,000 respectively.

Employment Agreement
---------------------------------

In July 1995, the Board of Directors approved a three year employment agreement (the "Employment Agreement") with Mr. Provencher to act as its President and Chief Executive Officer which includes a base salary of $120,000 per year. The Employment Agreement also provides Mr. Provencher with, among other items, an automobile allowance, disability insurance, life
insurance and major medical insurance.   Although this employment agreement
has expired, the Company continues to operate as if the agreement had been extended.

As a condition to entering into the Employment Agreement,the Company agreed to revise the conversion provisions of the Preferred Convertible Series
C stock that is exclusively held by Mr. Provencher.   Each share of Series C
stock is convertible into 9,037 shares of common stock of the Company at the option of the holder conditioned on: (a) the Company achieving certain profitability targets; or (b) the Company disposing of substantially all of its assets; or (c) a change of control of the Company. In return, Mr. Provencher agreed to forfeit all stock options which had been previously awarded to him by the Company (i.e., approximately 83,500).

Deferred  Compensation  Plan
---------------------------------------

On July 1, 1995, the Company adopted a Deferred Compensation Plan. The purpose of the Plan is to provide a means by which certain key employees may elect to defer receipt of designated percentages or amounts of their compensation and to provide a means for certain other deferrals of compensation. The Plan is intended to be a plan which is unfunded within the meaning of Sections 201(2) and 301(a)(3) of the ERISA Act of 1974. In 1996, 1997 and 1998, Mr. Provencher elected to defer $12,000 per year of the compensation shown above pursuant to this plan.

Incentive Stock Option Plan
---------------------------------------

On February 26, 1988, the Company adopted an Incentive Stock Option Plan
(the "Plan"), under which options granted are intended to qualify as "incentive stock options" under Section 422A of the Internal Revenue
Code of 1986, as amended (the "Code"). The Plan was further modified by vote of the Company's shareholders at the annual Company shareholder's meeting which was held on June 3, 1989. Pursuant to the modified Plan, options to purchase up to 166,667 shares of the Company's Common Stock may be granted to employees of the Company.

The  Plan is administered by the Board of Directors, which is empowered to determine the terms and conditions of each option, subject to the limitation that the exercise price cannot be less than the market value of the Common Stock on the date of the grant (110% of the market value in the case of options granted to an employee who owns 10% or more of the Company's outstanding Common Stock) and no option can have a term in excess of 10 years (5 years in the case of options granted to an employee who owns 10%
or more of the Company's outstanding Common Stock).

None of the options granted under this plan have been exercised.
Furthermore, all outstanding option grants under this plan expired in 1997.

Non-employee Director Compensation
----------------------------------------------------

One of the Company's directors in 1996, Mr. Robert Vallis, was not an employee of the Company. Mr. Vallis' term as a director expired in July, 1996.

On January 30, 1995, as part of his compensation, Mr. Vallis was issued three  warrants to purchase 15,000 shares in the aggregate of the
Company's common stock at a price of $0.50 per share.   These three
warrants have been issued for time in service in each of three successive years: 1995, 1996 and 1997. Each such warrant became fully vested on the last day of its respective calendar year, became immediately exercisable on the first business day of the following year, and would expire ten years
after becoming vested.   Since Mr. Vallis' term as a director expired in July,
1996, warrants for service in 1997 were automatically terminated upon the completion of Mr. Vallis' term in 1996.

Indemnification and Limitation of Liability
-----------------------------------------------------------

The Company's Articles of Incorporation include provisions which eliminate or limit the personal liability of the Company's directors except in situations when a director shall be liable for (i) a breach of Section
7-5-114 of the Colorado Corporation Code, including liability for improper dividends or distributions;  (ii) a breach of loyalty; (iii)
failure to act in good faith; (iv) intentional misconduct or knowing violation
of the law; or (v) obtaining an improper personal benefit.   In addition, the
Articles of Incorporation allow for the indemnification of any director or officer to the fullest extent permitted by the Colorado Corporation Code as in effect at the time of the conduct of such person.

In addition to the general indemnification provisions discussed above, the Company's employment agreement with Mr. Provencher includes an indemnification provision in which the Company agrees to indemnify, defend and hold harmless Mr. Provencher against and in respect to any and all claims, actions, demands, judgments, losses, costs, expenses, liabilities and penalties connected, directly or indirectly with any personal guaranty entered into or executed by Mr. Provencher guaranteeing indebtedness or obligations of the Company or its subsidiaries.

No employee of the Company receives any additional compensation for his services as a director. The Company has no retirement, pension or profit sharing program for the benefit of its directors, officers or other employees. The Board of Directors may recommend one or more such programs for adoption in the future.


ITEM 9.  INDEPENDENT PUBLIC ACCOUNTANTS

The Company hereby incorporates by reference any of the information required by paragraph (d) of this Item, that is contained in the Company's Form 10-KSB,
Item 9, filed with the Securities and Exchange Commission on June 10, 1999.

A representative of Thomas Leger & Co. is expected to be present at the meeting, and will have the opportunity to make a statement and answer questions from stockholders.


ITEM 10.  COMPENSATION PLANS

Other than Proposal 3 stated herein, no action is to be taken by the Company with respect to any plan pursuant to which cash or non-cash bonuses may be paid or distributed.


ITEM 11.  AUTHORIZATION OR ISSUANCE OF SECURITIES OTHERWISE THAN FOR EXCHANGE

Not Applicable


ITEM 12.  MODIFICATION OR EXCHANGE OF SECURITIES

No action is to be taken by the Company with respect to the modification of any class of securities of the Company, or the issuance or authorization for issuance of securities of the Company in exchange for outstanding securities of the Company.

ITEM 13.  FINANCIAL AND OTHER INFORMATION

The Company hereby incorporates by reference any of the information required by paragraph (a) of this Item, that is contained in the annual report to security holders and the Company's Form 10KSB, Item 8, filed with the Securities and Exchange Commission on June 10, 1999, and interim reports filed on Form 10QSB for the periods ended March 31, 1998 and June 30, 1999.


ITEM 14.  MERGERS, CONSOLIDATIONS, ACQUISITIONS AND SIMILAR MATTERS

No action is to be taken by the stockholders with respect to mergers, consolidations acquisitions or similar matters.


ITEM 15.  ACQUISITION OR DISPOSITION OF PROPERTY

No action is to be taken by the Company with respect to the acquisition or disposition of any property.


ITEM 16.  RESTATEMENT OF ACCOUNTS

No action is to be taken by the Company with respect to the restatement of any asset, capital, or surplus account of the Company.


ITEM 17.  ACTION WITH RESPECT TO REPORTS

No action is to be taken by the Company with respect to any report of the Company or of its directors, officers, or committees or any minutes of a meeting of its security holders.


ITEM 18.  MATTERS NOT REQUIRED TO BE SUBMITTED

No action is to be taken by the Company with respect to any matter which is not required to be submitted to a vote of security holders. The management does not know of any other matters which may come before this meeting. However, if any other matters are properly presented to the meeting, it is the intention of the officers and directors named in the accompanying information statement to vote, or otherwise act, in accordance with their judgment on such matters.

ITEM 19.  AMENDMENT OF ARTICLES, BYLAWS OR OTHER DOCUMENTS

Action will be taken by the Company with respect to the restatement and amendment of articles and Bylaws of the Company, whereby the name of the company will be changed from Albara Corporation to "Leapfrog Smart Products, Inc.", the Company's Articles of Incorporation will be amended to effect a 1-for-10 (1:10) reverse stock split in Albara Common Stock ("stock split"); and the Company's Articles of Incorporation will be amended to increase the number of common shares authorized from 6,666,667 to 30,000,000; Approval of the restatement and amendment will not result in any other material amendment or change to the Company's Articles of Incorporation. The restatement and amendment is proposed in conjunction with the anticipated closing under the Plan between Albara, Albara Subsidiary and Leapfrog. Copies of the proposed Restated and Amended Articles of Incorporation are available upon request by contacting the Company in writing at P.O. Box 541, Conroe, Texas 77301-0541.


ITEM 20.  OTHER PROPOSED ACTION

No action is to be taken by the Company on any matter not specifically referred to in this Schedule 14C.


ITEM 21.  VOTING PROCEDURES

The Board of Directors has fixed November 19, 1999, as the record date for the determination of stockholders entitled to vote at the meeting. At the close of business on that date there were outstanding and entitled to vote 2,061,503 shares of Common Stock entitled to one (1) vote per share and 185 shares of Preferred Series C entitled to 9,037 votes per share (the "Voting Shares"). The affirmative vote of the holders of a majority of the Company's Voting Shares is required to approve each of the Proposals.

The directors, officers and affiliates of the Company as a group own or may be deemed to control 1,091,370 shares of Common Stock and 185 shares of Preferred Series C, constituting approximately seventy-four percent (74%) of the outstanding shares of Voting Shares. Each of the directors, nominated directors and officers has indicated his or her intent to vote all shares of Voting Shares owned by him or her in favor of each item set forth herein.


ITEM 22. INFORMATION REQUIRED IN INVESTMENT COMPANY PROXY STATEMENT

Not applicable

EXHIBITS AND REPORTS ON FORM 8-K

(a)  EXHIBITS

The following documents are filed herewith or have been included as exhibits to previous filings with the Commission and are incorporated herein by this reference:

EXHIBIT NO. DOCUMENT

1.1 Underwriting Agreement (incorporated herein by reference to Albara's Registration Statement No. 33-53708 on Form S-1 dated January 12, 1993).

2.1 MBSI's Plan of Reorganization as confirmed (incorporated herein by reference to Albara's 1994 Annual Report on Form 10-KSB).

2.2 MBSI's Disclosure Statement (incorporated herein by reference to Albara's 1994 Annual Report on Form 10-KSB).

2.3 MBSI's Final Decree Statement (incorporated herein by reference to Albara's 1996 Annual Report on Form 10-KSB).

3.1 Articles of Incorporation and Bylaws (incorporated herein by reference to Albara's 1989 Form S-18 Registration Statement).

3.2 Articles of Amendment to the Articles of Incorporation, as filed with the Colorado Secretary of State on December 31, 1990 (incorporated herein by reference to Albara's Registration Statement No. 33-53708 on Form S-1 dated January 12, 1993).

3.3 Articles of Amendment to the Articles of Incorporation, as filed with the Colorado Secretary of State on September 4, 1991 (incorporated herein by reference to Albara's Registration Statement No. 33-53708 on Form S-1 dated January 12, 1993).

3.4 Statement Establishing Series of Preferred Stock, and designating Series A and Series B Convertible Preferred Stock, as filed with the Colorado Secretary of State on November 7, 1988 (incorporated herein by reference to Albara's Registration Statement No. 33-53708 on Form S-1 dated January 12, 1993).

EXHIBIT NO. DOCUMENT

3.5 Statement Establishing Series of Preferred Stock and designating Series D Convertible Redeemable Preferred Stock, as filed with the Colorado Secretary of State on May 18, 1989 (incorporated herein by reference to Albara's Registration Statement No. 33-53708 on Form S-1 dated January 12, 1993).

3.6 Statement Establishing Series of Preferred Stock, and designating Series Convertible Redeemable Preferred Stock, as filed with the Colorado Secretary of State on February 6, 1990 (incorporated herein by reference to Albara's Registration Statement No. 33-53708 on Form S-1 dated January 12, 1993).

3.7 Statement Establishing Series of Preferred Stock, and designating Series Convertible Preferred Stock, as filed with the Colorado Secretary of State on November 21, 1990 (incorporated herein by reference to Albara's Registration Statement No. 33-53708 on
            Form S-1 dated January 12, 1993).

3.8 Statement Establishing Series of Preferred Stock, and designating Series F Convertible Preferred Stock, as filed with the Colorado Secretary of State August 27, 1992 (incorporated herein by reference to Albara's Registration Statement No. 33-53708 on
            Form S-1 dated January 12, 1993).

3.9 Certificate of Correction, as filed with the Colorado Secretary of State on September 11, 1992 (incorporated herein by reference to Albara's Registration Statement No. 33-53708 on Form S-1 dated January 12, 1993).

4.5 Warrant Agreements Issued to Non-Employee Directors on January 30, 1995 (incorporated herein by reference to Albara's 94 Annual Report on Form 10-K).

4.6 Warrant Agreements Issued to Non-Employee Directors on April 4, 1993 (incorporated herein by reference to Albara's 1995 Annual Report on Form 10-KSB).

10.1 Incentive Stock Option Plan (incorporated herein by reference to Albara's 1988 Form S-18 Registration Statement).

EXHIBIT NO. DOCUMENT

10.2 Employment Agreement with Mr. Provencher (incorporated herein by reference to Albara's Registration Statement No. 33-53708 on Form S-1 dated January 12, 1993).

10.3 First Amendment to Employment Agreement with Mr. Provencher (incorporated herein by reference to Albara's Registration Statement No. 33-53708 on Form S-1 dated January 12, 1993).

10.4 Tradename License Agreement (incorporated herein by reference to Albara's Post-Effective Amendment No. 2 to the Form S-18 Registration Statement).

10.10 WilTel Communications Systems, Inc. telephone lease agreement with NorthCon Technologies, Inc. (incorporated herein by reference to Albara's Registration Statement No. 33-53708 on Form S-1 dated January 12, 1993).

10.11 WilTel Communications System, Inc. telephone lease agreement with Micro Business Solutions, Inc. (incorporated herein by reference to Albara's Registration Statement No. 33-53708 on Form S-1 dated January 12, 1993).

10.12 Mutual Release Agreement between Dataproducts Corporation, Micro Business Solutions, Inc, Albara Corporation and Real Provencher, Individual (incorporated herein by reference to Albara's 1994 Annual Report on Form 10-KSB).

10.13 Order approving compromise of claims between Micro Business Solutions, Inc. and Capetronic Computer U.S.A. [HK], Inc. (incorporated herein by reference to Albara's 1994 Annual Report on Form 10-KSB).

10.14 Employment Agreement with Mr. Provencher dated July 1, 1995 (incorporated herein by reference to Albara's 1995 Annual Report on Form 10-KSB).

10.15 Deferred Compensation Plan (incorporated herein by reference to Albara's 1995 Annual Report on Form 10-KSB).

EXHIBIT NO. DOCUMENT

10.16 Split-Dollar Agreement with Mr. Real Provencher dated July 1, 1995 (incorporated herein by reference to Albara's 1995 Annual Report on Form 10-KSB).

10.17 Split-Dollar Agreement with Ms. Barbara A. Provencher dated July 1, 1995 (incorporated herein by reference to Albara's 1995 Annual Report on Form 10-KSB).

10.18 Earnest Money Contract covering sale of land and building located at 610 South Frazier, Conroe, TX 77301 (incoporated herein by reference to Albara's 1996 Annual Report on Form 10-KSB).

10.19 Asset Purchase Agreement covering the sale of Helix technology to The Chip Merchant (incoporated herein by reference to Albara's 1996 Annual Report on Form 10-KSB).

10.20 Agreement and Plan of Merger between Albara Corporation, Leapfrog, Inc. and Leapfrog Smart Products, Inc. (incorporated herein by reference to Albara's report on Form 8-K dated November 3, 1999).

16.1 Letter regarding change in Certifying Accountant (incorporated herein by reference to Albara's Registration Statement No. 33-53708 on Form S-1 dated January 12, 1993).

22 Subsidiaries of the Company (incorporated herein by reference to Albara's 1998 Annual Report on Form 10-KSB).

28.4 Promissory Note payable to the Company from MBSI (incorporated herein by reference to Albara's 1989 Annual Report on Form 10-K).

28.15 Real Estate Lien Note payable to Fred A. Grams and wife, Alberta Betty Grams from the Company (incorporated herein by reference to Albara's 1990 Annual Report on Form 10-K).

28.22 Promissory Note payable to Barbara Provencher from the Company (incorporated herein by reference to Albara's 1993 Annual Report on Form 10-KSB).

28.23 Promissory Note payable to the Company from STI (incorporated herein by reference to Albara's 1994 Annual Report on Form 10-KSB).

(c)     Reports on Form 8-K.

        Filed November 3, 1999, Item 5, Other Events, Exhibit 10.20-Plan and Agreement of Merger.


                                  SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, Albara Corporation has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ALBARA  CORPORATION

By: /S/ Real Provencher
----------------------------------------------
Real Provencher,
President

DATE: November 10, 1999

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of Albara Corporation and in the capacities and on the date indicated.


SIGNATURE                     TITLE                        DATE


                              President, Chief
/S/  Real  Provencher         Executive Officer
---------------------         and Director                 November 10, 1999
Real  Provencher
                              Secretary
/S/  Barbara A. Provencher    and Director                 November 10, 1999
--------------------------
Barbara  A.  Provencher


                 THIS INFORMATION STATEMENT IS PROVIDED TO YOU
               FOR INFORMATION PURPOSES ONLY.  NO ACTION ON YOUR
                          PART IS SOUGHT OR REQUIRED.